Exhibit 99.1

JBT Corporation Completes Settlement of its Voluntary Takeover Offer of Marel hf. and Commences Trading as JBT Marel Corporation

January 03, 2025 06:30 AM Eastern Standard Time

CHICAGO--(BUSINESS WIRE)--JBT Marel Corporation (NYSE and Nasdaq Iceland: JBTM), a leading global technology solutions provider to high-value segments of the food and beverage industry, today announced JBT Corporation’s completion of the settlement of its voluntary takeover offer to acquire all issued and outstanding shares of Marel hf. (Marel) that were validly tendered by Marel shareholders prior to the expiration of the voluntary takeover offer on December 20, 2024, at 12:00 PM GMT.

Additionally, shares of the combined company, JBT Marel Corporation, began trading today under the new stock ticker symbol “JBTM” on both the New York Stock Exchange (NYSE) and Nasdaq Iceland hf (Nasdaq Iceland).

“Today is a significant achievement, culminating in over a year of dedicated effort to combine the complementary strengths of both JBT and Marel,” said Brian Deck, Chief Executive Officer of JBT Marel Corporation. “The creation of JBT Marel Corporation is guided by our shared purpose, to transform the future of food. With JBT Marel’s diverse solutions offering, enhanced operational scale, and deep application, service and digital expertise, we can better support our customers and the broader global food chain.”

“I want to extend my appreciation to the JBT and Marel teams for their relentless commitment to serving our customers as well as their incredible efforts to complete this transformational merger,” said Árni Sigurdsson, President of JBT Marel Corporation. “As we move forward, united as JBT Marel, we are focused on integrating the businesses to deliver continuity and enhanced value to our global customers, shareholders, and other stakeholders.”

JBT Marel Management and Board Composition

As previously announced, Brian Deck is Chief Executive Officer of JBT Marel, and Árni Sigurdsson is President of the Company. In addition to Brian Deck and Árni Sigurdsson, JBT Marel will be led by a purpose-built management team comprised of executives from both JBT and Marel organizations.

The Board of Directors will continue to include Alan Feldman as Chairman, Barbara Brasier, Brian Deck, Charles Harrington, Lawrence Jackson, and Polly Kawalek. Newly appointed directors include Svafa Grönfeldt, Olafur Gudmundsson, Arnar Þór Másson, and Ann Savage. Additionally, C. Maury Devine, former JBT Board member, has chosen to retire, effective upon settlement of the voluntary takeover offer.

Update on Squeeze Out Process and Marel Shares Delisting

In connection with the settlement of the voluntary takeover offer, JBT Marel has commenced a compulsory acquisition of all shares in Marel that are not already owned by JBT Marel in accordance with Icelandic law, as further described in a notice sent to the remaining Marel shareholders on January 2, 2025. JBT Marel expects to complete and settle the compulsory acquisition in February 2025.

In addition, Euronext Amsterdam N.V. (Euronext Amsterdam) and Nasdaq Iceland have approved Marel’s requests to delist its shares from Euronext Amsterdam and Nasdaq Iceland. The last day of trading of Marel shares on the respective exchanges is today, January 3, 2025.

NYSE and Nasdaq Iceland Bell Ringing Ceremonies

To celebrate the combined company, JBT Marel will ring the opening bell on the NYSE on Monday, January 6, 2025. JBT Marel will also ring the closing bell on Nasdaq Iceland on Tuesday, January 7, 2025.

Upcoming Earnings Results

In late February 2025, JBT Marel expects to report standalone JBT financial results for the fourth quarter and full year 2024. At that time in late February, JBT Marel also expects to provide an update on the combined company’s financials, including the 2025 outlook.

Transaction Advisors

Goldman Sachs Co LLC acted as JBT’s financial advisor, and Kirkland & Ellis LLP and LEX served as JBT’s legal counsel. Arion banki hf. acted as JBT’s lead manager for the Icelandic offer and advised on the Icelandic listing, and ABN AMRO Bank N.V. acted as JBT’s Euronext Amsterdam Exchange agent.

JP Morgan acted as Marel’s financial advisor, and Baker McKenzie, BBA/Fjeldco, and Osborne Clarke served as Marel’s legal counsels.

Forward Looking Statements

This release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are information of a non-historical nature and are subject to risks and uncertainties that are beyond JBT Marel’s ability to control. These forward-looking statements include, among others, statements relating to our business combination with Marel. The factors that could cause our actual results to differ materially from expectations include, but are not limited to, the following factors: the risk that the combined company may be unable to achieve cost-cutting synergies or that it may take longer than expected to achieve those synergies; fluctuations in our financial results; unanticipated delays or accelerations in our sales cycles; deterioration of economic conditions, including impacts from supply chain delays and reduced material or component availability; inflationary pressures, including increases in energy, raw material, freight and labor costs; disruptions in the political, regulatory, economic and social conditions of the countries in which we conduct business; changes to trade regulation, quotas, duties or tariffs; fluctuations in currency exchange rates; changes in food consumption patterns; impacts of pandemic illnesses, food borne illnesses and diseases to various agricultural products; weather conditions and natural disasters; the impact of climate change and environmental protection initiatives; acts of terrorism or war, including the ongoing conflicts in Ukraine and the Middle East; termination or loss of major customer contracts and risks associated with fixed-price contracts, particularly during periods of high inflation; customer sourcing initiatives; competition and innovation in our industries; our ability to develop and introduce new or enhanced products and services and keep pace with technological developments; difficulty in developing, preserving and protecting our intellectual property or defending claims of infringement;

catastrophic loss at any of our facilities and business continuity of our information systems; cyber-security risks such as network intrusion or ransomware schemes; loss of key management and other personnel; potential liability arising out of the installation or use of our systems; our ability to comply with U.S. and international laws governing our operations and industries; increases in tax liabilities; work stoppages; fluctuations in interest rates and returns on pension assets; a systemic failure of the banking system in the United States or globally impacting our customers’ financial condition and their demand for our goods and services; availability of and access to financial and other resource; and other factors described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in JBT Marel’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and in any subsequently filed Quarterly Reports on Form 10-Q. JBT Marel cautions shareholders and prospective investors that actual results may differ materially from those indicated by the forward-looking statements. JBT Marel undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future developments, subsequent events or changes in circumstances or otherwise.

Important Notices

This release is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In particular, this release is not an offer of securities for sale in the United States, Iceland, the Netherlands or Denmark.

Important Additional Information

No offer of JBT Marel securities shall be made except by means of a prospectus, or an exemption from a prospectus, meeting the requirements of the applicable European regulations, including the Icelandic Prospectus Act no. 14/2020. In connection with the offering of JBT Marel shares to the shareholders of Marel, JBT filed with the Financial Supervisory Authority of the Central Bank of Iceland (the “FSA”) a prospectus which has been approved by the FSA. You may obtain a free copy of the prospectus on the FSA’s website at www.fme.is and on JBT Marel’s website at https://www.jbtc.com/jbt-marel-offer-launch/.

Contacts

Investors & Media:

JBTMarel.IR@jbtc.com

+1 (312) 861-5784